EXHIBIT 10.29

                                INTEREST BEARING
                         SINGLE-PAYMENT PROMISSORY NOTE

$25,000                                                         October 17, 2003

     FOR VALUE RECEIVED, the undersigned, PetCARE Television Network, Inc., a Florida corporation located at 8406 Benjamin Road, Suite C, Tampa, FL 33634 (the "Company") promises to pay to the order of James Calaway, an individual residing at 1023 Heritage Drive, Carbondale, CO 81623, or his assigns (the "Holder"), the principal sum of Twenty-five Thousand Dollars ($25,000). The rights, claims, duties and liabilities of the parties hereto are subject to and controlled by the following terms and conditions (the "Note"):

     l. Method and Place of Payment.

     Payment of principal and interest shall be made in lawful money of the United States of America at the principal place of business of the Holder, or at such other location as it may hereafter designate.

     2. Interest.

     Interest on this note shall be calculated at ten percent (10%) per annum.

     3. Due Date.

     Payment of the principal amount of this Note plus interest is due 90 days from the date first above written.

     4. Prepayment.

     The Company shall have the privilege and option, without penalty or forfeiture, to pay the entire principal amount of this Note plus interest, or any part thereof, at any time prior to the due date.

     5. Default.

     The Company will be in default in the event of its failure to pay the Note when due.

     6. Waiver.

     The Company waives presentment for payment, notice of nonpayment, protest and notice of protest, and any other notice which might otherwise be required in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. The Holder shall not be deemed by any act or omission to have waived any right or remedy hereunder unless and only to the extent expressed in a written instrument dated subsequent to the date hereof and executed by the Holder, and any such waiver so expressed with respect to a particular event shall not be interpreted as having a continuing effect on or as a waiver of any right or remedy with respect to any subsequent event.

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     7. Attorney's Fees.

     If an attorney is employed by the Holder to enforce, defend or interpret any provisions of this instrument, the undersigned agrees to pay a reasonable attorney's fee for the attorney's services, including all costs of collection.

     8. Notices.

     All notices or other communications required or permitted to be given pursuant to this Note shall be in writing and shall be considered properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram:

     a. if to the Holder:

             James Calaway
             1023 Heritage Drive
             Carbondale, CO  81623

     b. if to the Company:

             Mr. Donald R. Mastropietro, Vice President Finance
             PetCARE Television Network, Inc. 8406 Benjamin Road,
             Suite C Tampa, FL 33634

or to such other address as either party shall have furnished to the other. All notices, except of change of address, shall be deemed given when mailed and notices of change of address shall be deemed given when received.

     9. Entire Agreement.

     This Note and any other documents expressly identified herein constitute the entire understanding of the parties with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by the Company and Holder.

     10. Governing Law and Venue.

     The Company acknowledges and agrees that irrespective of where executed, this note shall be construed in accordance with the laws of the State of Florida, and venue for any legal action, which may be brought hereunder, shall be deemed to lie in Hillsborough County, Florida.

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     IN WITNESS WHEREOF, the undersigned Company has executed this Note the day and year first above written.


                                         PETCARE TELEVISION NETWORK, INC.


                                         By: /s/ Philip M. Cohen
                                         ---------------------------------------
                                         Philip M. Cohen, President









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